UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2020
Synalloy Corporation
(Exact name of registrant as specified in its charter)

Delaware		0-19687		57-0426694
(State or other jurisdiction of incorporation or organization)		(Commission File Number)		(I.R.S. Employer Identification No.)

4510 Cox Road,	Suite 201,
Richmond,	Virginia			23060
(Address of principal executive offices)				(Zip Code)
		(804)	822-3260
(Registrant's telephone number, including area code)

Inapplicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $1.00 per share	SYNL	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement
On July 31, 2020, Synalloy Corporation, a Delaware corporation (“Synalloy”), and its subsidiaries entered into a Third Amendment to Third Amended and Restated Loan Agreement (the “Credit Agreement Amendment”) with Truist Bank, formerly known as Branch Banking and Trust Company (“Truist”). The description of the Credit Agreement Amendment is set forth in Item 2.03 of this report and is incorporated into this Item 1.01 by reference.

The description of the Credit Agreement Amendment contained in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of such amendment. The Company will file the Credit Agreement Amendment referenced in this section with the U.S. Securities and Exchange Commission as an exhibit to its next Quarterly Report on Form 10-Q.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On July 31, 2020, Synalloy and its subsidiaries, as borrowers, entered into the Credit Agreement Amendment with Truist to amend the definition of the Fixed Charge Coverage Ratio (the “Coverage Definition”). The Coverage Definition was amended to include the Company’s costs related to the recent proxy contest, totaling approximately $3.0 million, in the numerator of the calculation. The amendment to the Coverage Definition is effective for the quarter ended June 30, 2020 and for the directly following three quarters after June 30, 2020.

The description of the Credit Agreement Amendment contained in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of such amendment. The Company will file the Credit Agreement Amendment with the U.S. Securities and Exchange Commission as an exhibit to its next Quarterly Report on Form 10-Q.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

SYNALLOY CORPORATION

By: /s/ Sally M. Cunningham
Sally M. Cunningham
Chief Financial Officer

Dated: August 3, 2020